UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2022

JAGUAR HEALTH, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36714	46-2956775
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Pine Street, Suite 400 San Francisco, California	94104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 371-8300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.0001 Per Share	JAGX	The Nasdaq Capital Market

Item 5.07   Submission of Matters to a Vote of Security Holders.

On June 10, 2022, Jaguar Health, Inc. (the “Company”) held its 2022 Annual Meeting of Stockholders of the Company (“Annual Meeting”). Four proposals were submitted to and approved by the Company’s stockholders. The proposals are described in detail in the Company’s proxy statement. The final results for the votes regarding each proposal are set forth below.

1.	Proposal to elect three Class I directors to the Company’s Board of Directors to hold officer for a three-year term until the annual meeting of stockholders in 2025 and until their successors are elected and qualified. The votes regarding this proposal were as follows:

James J. Bochnowski, Lisa A. Conte and Jonathan B. Siegel

	For	Withheld	Broker Non- Votes
James J. Bochnowski	23,086,410	2,164,475	12,220,074
Lisa A. Conte	23,202,917	2,041,534	12,226,508
Jonathan B. Siegel	23,266,887	1,982,465	12,221,607

2.	Proposal to ratify the appointment of RBSM LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022, was approved by the stockholders by the following vote:

For	Against	Abstained	Broker Non- Votes
35,370,077	1,937,554	163,328	0

3.	Proposal to approve for purposes of Nasdaq Rule 5635(d), the issuance of shares of the Company’s voting common stock, par value $0.0001 per share, upon the exchange of certain royalty interests and a promissory note previously issued by the Company to certain accredited investors, was approved by the stockholders by the following vote:

For	Against	Abstained	Broker Non- Votes
20,936,276	2,779,713	402,073	13,352,897

4.	Proposal to approve a proposal to grant discretionary authority to adjourn the Annual Meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the Annual Meeting to approve Proposal 3, was approved by the stockholders by the following vote:

For	Against	Abstained	Broker Non- Votes
22,250,242	2,595,707	415,768	12,209,242

Item 7.01. Regulation FD Disclosure.

On June 10, 2022, the Company issued a press release announcing the results of the Annual Meeting, a copy of which is furnished as Exhibit 99.1.

The information in Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, or incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description
99.1	Press Release, dated June 10, 2022.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JAGUAR HEALTH, INC.

	By:	/s/ Lisa A. Conte
		Name:	Lisa A. Conte
		Title:	Chief Executive Officer & President
Date: June 10, 2022

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